UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 10, 2006 (October 4, 2006)

Date of report (Date of earliest event reported):

GEVITY HR, INC.

(Exact name of registrant as specified in charter)

Florida	0-22701	65-0735612
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 Town Center Parkway

Bradenton, Florida 34202

(Address of principal executive offices / Zip Code)

(941) 741-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Gevity HR, Inc. (the “Company”) reported the appointment of Michael Lavington as a member of the Company’s Board of Directors on a Form 8-K dated September 21, 2006. This amendment on Form 8-K/A is being filed to report that on October 4, 2006, Mr. Lavington was appointed to the Compensation Committee of the Board of Directors.

In addition, on October 4, 2006, Paul R. Daoust, who was elected to the Company’s Board of Directors by the shareholders on May 18, 2006, was appointed to the Nominating/Corporate Governance Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVITY HR, INC.

(Registrant)

Dated: October 10, 2006	By:	/s/ Edwin E. Hightower, Jr.
Name: Edwin E. Hightower, Jr.
	Title:	Vice President and General Counsel